UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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iTeos Therapeutics, Inc.

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ITEOS THERAPEUTICS, INC.

139 Main Street

Cambridge, Massachusetts 02142

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To be held June 16, 2021

Notice is hereby given that the 2021 Annual Meeting of Stockholders, or Annual Meeting, of iTeos Therapeutics, Inc., will be held on June 16, 2021 at 11:00 a.m. Eastern Time. Due to health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/ITOS2021 to register and entering your control number included on your Notice of Internet Availability of Proxy Materials (“Internet Notice”), your proxy card or on the instructions that accompanied your proxy materials. The purpose of the Annual Meeting is the following:

1.

To elect three Class I director nominees to our board of directors, to serve until the Company’s 2024 annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;

2.

To ratify the appointment of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL (“Deloitte”) as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of Class I directors relates solely to the election of Class I directors nominated by the Board of Directors.

Only iTeos Therapeutics, Inc. stockholders of record at the close of business on April 22, 2021, will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or Notice, instead of a paper copy of our proxy materials and our 2020 Annual Report to Stockholders, or 2020 Annual Report. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2020 Annual Report. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.virtualshareholdermeeting.com/ITOS2021 prior to the deadline of Tuesday, June 15, 2021 at 11:59 p.m. Eastern Time. You will be required to enter the control number provided in the Notice and Access Card or proxy card at www.ProxyVote.com and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares.

Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you are able to attend the Annual Meeting and vote your shares online, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Instructions on how to vote during the meeting will be provided after you complete the registration process.

By order of the Board of Directors, Michel Detheux Chief Executive Officer

Cambridge, Massachusetts

May 5, 2021

iTeos Therapeutics, Inc.

ITEOS THERAPEUTICS, INC.

139 Main Street

Cambridge, Massachusetts 02142

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 16, 2021

This proxy statement contains information about the 2021 Annual Meeting of Stockholders, or the Annual Meeting, of iTeos Therapeutics, Inc., which will be held on June 16, 2021 at 11:00 a.m. Eastern Time. Due to health concerns about the coronavirus, or COVID-19, and to support the health and well-being of our stockholders, employees and partners, the Annual Meeting will be a virtual meeting. You will be able to attend and participate in the Annual Meeting online by following the instructions after you have completed your registration at www.virtualshareholdermeeting.com/ITOS2021, where you will be able to listen to the meeting live, submit questions and vote. The board of directors of iTeos Therapeutics, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “iTeos,” “we,” “us,” and “our” refer to iTeos Therapeutics, Inc. The mailing address of our principal executive offices is iTeos Therapeutics, Inc., 139 Main Street, Cambridge, Massachusetts 02142.

To be admitted to the Annual Meeting and vote your shares, you must register in advance at www.ProxyVote.com prior to the deadline of Tuesday, June 15, 2021 at 11:59 p.m Eastern Time. You will be required to enter the control number provided in the Notice and Access Card or proxy card and beneficial owners of shares held in street name will need to follow the instructions provided in the voting instructions form by the broker, bank or other nominee that holds their shares. Upon completing your registration, you will receive further instructions via email, including unique links to access the Annual Meeting and to submit questions in advance of the Annual Meeting. Please see the “General Information” section of the proxy statement for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2020 available to stockholders on May 5, 2021.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the JOBS Act), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b--2 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in July 2020; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.07 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 16, 2021:

This proxy statement and our 2020 Annual Report to Stockholders are available for viewing, printing and downloading at www.ProxyVote.com.

A copy of our Annual Report on Form 10--K for the fiscal year ended December 31, 2020, as filed with the Securities and Exchange Commission (SEC), except for exhibits, will be furnished without charge to any stockholder upon written request to iTeos Therapeutics, Inc., 139 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 are also available on the SEC’s website at www.sec.gov.

ITEOS THERAPEUTICS, INC.

PROXY STATEMENT

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about May 5, 2021, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of 2021 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e. held for your account by a broker or other nominee), a voting instruction form, and the 2020 Annual Report to Stockholders, or 2020 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the Securities and Exchange Commission, or SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about May 5, 2021. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2021 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2020 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Please note that, while our proxy materials are available at the website referenced in the Notice, and our Notice of 2021 Annual Meeting of Stockholders, this proxy statement and our 2020 Annual Report are available on our website, no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

Our Board of Directors, or the Board of Directors, is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 22, 2021.

How many votes can be cast by all stockholders?

There were 35,100,999 shares of our common stock, par value $0.001 per share, outstanding on April 22, 2021, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 22, 2021.

How do I vote?

Over the Internet prior to the Annual Meeting:

To vote over the internet prior to the Annual Meeting, please go to the following website: www.ProxyVote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote over the internet prior to the Annual Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone.

By Telephone prior to the Annual Meeting:

To vote by telephone, please call 1-800-690-6903, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the internet.

By Mail prior to the Annual Meeting:

To vote using the printed proxy card that may be delivered to you upon request, simply complete, sign and date the proxy card that may be delivered and return it promptly in the postage prepaid envelope provided to Proxy Tabulator for iTeos Therapeutics, Inc., c/o Voted Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 If you vote by mail, you do not need to vote over the internet or by telephone. If we receive the proxy card no later than June 15, 2021, we will vote your shares as you direct.

Online during the Annual Meeting:

In order to attend the Annual Meeting online and vote online during the Annual Meeting, you must register in advance at www.virtualshareholdermeeting.com/ITOS2021 prior to the deadline of Tuesday, June 15, 2021 at 11:59 p.m., Eastern Time. You may vote your shares online while virtually attending the Annual Meeting by following instructions found on your Notice, proxy card and/or voting instruction form and subsequent instructions that will be delivered to you via email. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

What are the Board of Director’s recommendations on how to vote my shares?

Our Board of Directors recommends a vote:

Proposal 1: FOR election of the Class I director nominees

Proposal 2: FOR ratification of the selection of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as the Company’s independent registered public accounting firm

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at iTeos Therapeutics, Inc., 139 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What vote is required to approve each item and how are votes counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as tabulators for the meeting. The tabulators will count all votes FOR and AGAINST, abstentions and broker non-votes, as applicable, for each matter to be voted on at the Annual Meeting. Abstentions and broker non-votes are not counted as votes cast and, therefore, do not have the effect of votes in opposition to such proposals. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Proposal 1: Election of Class I director nominees

For the election of the Class I director nominees, the director nominees presented must be elected by a majority of the votes cast in person or by proxy at the Annual Meeting. Director nominees are elected by a majority vote for non-contested director elections. Because the number of director nominees properly nominated for the Annual Meeting does not exceed the number of positions on the Board of Directors to be filled by election at the Annual Meeting, this election of directors is non-contested. To elect a director nominee to the Board of Directors, the votes cast FOR the director nominee must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 1. Proposal 1 is a non-routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee cannot vote your shares on Proposal 1. Shares held in street name by banks, brokers or nominees who indicate on their proxies that they do not have authority to vote the shares on Proposal 1 will not be counted as votes FOR or AGAINST any director nominee and will be treated as broker non-votes. As a result, broker non-votes will have no effect on the voting of Proposal 1.

Proposal 2: Ratification of the selection of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as our independent registered public accounting firm

For the ratification of the selection of Deloitte as our independent registered public accounting firm for our 2021 fiscal year, the votes cast FOR must exceed the votes cast AGAINST. Only FOR and AGAINST votes will affect the outcome. Abstentions will have no effect on the voting of Proposal 2. Proposal 2 is a routine matter. Therefore, if your shares are held by your bank, broker or other nominee in street name and you do not vote your shares, your bank, broker or other nominee may vote your shares on Proposal 2.

If there are insufficient votes to approve Proposal(s) 1, or 2 your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposal. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

How is the vote counted?

Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our Amended and Restated Certificate of Incorporation, or certificate of incorporation, or bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to certain “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal No. 1 is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to these proposals, your broker may not vote for these proposals, and those votes will be counted as broker “non-votes.” Proposal No. 2 is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you.

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast and entitled to vote on the proposal, meaning that the director nominees receiving the most votes will be elected. Shares voting “withheld” have no effect on the election of directors.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2022 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 30, 2021. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS

Our board of directors currently consists of ten members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•	the Class I directors are Detlev Biniszkiewicz and Derek DiRocco, and their terms will expire at the Annual Meeting;

•	the Class II directors are Aaron Davis, Matthew Roden, Ann D. Rhoads and Tony Ho, and their terms will expire at the annual meeting of stockholders to be held in 2022; and

•	the Class III directors are Michel Detheux, David L. Hallal, Tim Van Hauwermeiren and Robert Iannone, and their terms will expire at the annual meeting of stockholders to be held in 2023.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our bylaws provide for a majority voting standard for the election of directors in uncontested elections, which provides that to be elected, a director nominee must receive a greater number of votes FOR his or her election than votes AGAINST such election. The number of votes cast with respect to that director’s election excludes abstentions and broker non-votes with respect to that director’s election. In contested elections where the number of director nominees exceeds the number of directors to be elected, the voting standard will be a plurality of the shares present in person or by proxy and entitled to vote. The proxies will be voted in favor of the above nominee unless a contrary specification is made in the proxy. The nominee has consented to serve as our director if elected. However, if the nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

Further, our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated Detlev Biniszkiewicz and Derek DiRocco for election as Class I directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominees for Election as Class I Directors

The following table sets forth the name, age as of May 5, 2021, and certain other information for our directors, Detlev Biniszkiewicz, Ph.D. and Derek DiRocco, Ph.D., with a term expiring at the Annual Meeting (who is a nominee for election as a director at the Annual Meeting).

Name	Position and Offices Held With iTeos	Director Since	Class and Year in Which Term Will Expire	Age
Detlev Biniszkiewicz	Director	2018	Class I-2021	53
Derek DiRocco	Director	2020	Class I-2021	40

Detlev Biniszkiewicz, Ph.D. has served as a director since March 2018. Dr. Biniszkiewicz has been an Executive Partner at MPM Capital since April 2018. Since December 2018, Dr. Biniszkiewicz has served as President,

Chief Executive Officer and a member of the board of directors of Rekindle Therapeutics and NextPoint Therapeutics. Prior to that, Dr. Biniszkiewicz served as President and Chief Executive Officer of Surface Oncology, Inc. from April 2015 to September 2017 and a member of the board of directors from April 2015 to February 2018. Dr. Biniszkiewicz previously served as the Vice President, Oncology Strategy at AstraZeneca from April 2011 to April 2015. Dr. Biniszkiewicz holds an M.Sc. in biology and biochemistry and a Ph.D. in biology from Julius-Maximilians University of Würzburg, Germany. We believe Dr. Biniszkiewicz is qualified to serve as a member on our board of directors due to his experience as an executive at numerous pharmaceutical companies.

Derek DiRocco, Ph.D. has served as a member of our board of directors since March 2020. Dr. DiRocco has been a partner at RA Capital Management, LLC since December 2020 and was previously a principal from December 2017 to December 2020, analyst from June 2015 to December 2017 and an associate from July 2013 to June 2015. Dr. DiRocco has served on the board of directors of 89bio, Inc. since April 2018. Dr. DiRocco holds a B.A. in biology from College of the Holy Cross and a Ph.D. in pharmacology from the University of Washington. We believe that Dr. DiRocco is qualified to serve as a member of our board of directors because of his experience as an investor in biotechnology companies and role in early-stage companies.

The board of directors recommends voting “FOR” Proposal 1 to elect Detlev Biniszkiewicz, Ph.D. and Derek DiRocco. Ph.D. as the Class I directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2024.

Directors Continuing in Office

The following table identifies our directors, and sets forth their principal occupation and business experience during the last five years and their ages as of May 5, 2021.

Name	Position and Offices Held With iTeos	Director Since	Class and Year in Which Term Will Expire	Age
Michel Detheux, Ph.D.	Chief Executive Officer and Director	2012	Class III—2023	54
David L. Hallal	Director and Chairman of the Board	2018	Class III—2023	54
Aaron Davis	Director	2020	Class II—2022	43
Tim Van Hauwermeiren	Director	2018	Class III—2023	49
Ann D. Rhoads	Director	2020	Class II—2022	56
Matthew Roden	Director	2020	Class II—2022	50
Tony Ho	Director	2021	Class II—2022	55
Robert Iannone	Director	2021	Class III—2023	54

Class II Directors (Term Expires at 2022 Annual Meeting)

Aaron Davis has served as a director since March 2020. Mr. Davis co-founded Boxer Capital, LLC, the healthcare arm of the Tavistock Group, where he served as Portfolio Manager since 2005 and as Chief Executive Officer since 2012. Mr. Davis leads the Boxer Capital’s research team, deal structuring, and portfolio management. Mr. Davis also serves as Chief Executive Officer and a director of BCTG Acquisition Corp. (NASDAQ:BCTG), a special purpose acquisition company sponsored by Boxer Capital. He is currently Chairman of the Board of CiVi Biopharma and is a Member of the Board of Directors of Mirati Therapeutics (NASDAQ: MRTX) and Odonate Therapeutics (NASDAQ: ODT). Prior to joining the Tavistock Group, Mr. Davis worked in the Global Healthcare Investment Banking and Private Equity Group at UBS Warburg, LLC. Mr. Davis holds an M.A. in biotechnology from Columbia University and a B.B.A. degree in finance from Emory University. We believe that Mr. Davis is qualified to serve as a member of our board of directors because of his experience serving as a director of biotechnology companies and as a manager of funds specializing in the area of life sciences.

Ann D. Rhoads has served as a member of our board of directors since June 2020. Since March 2018, Ms. Rhoads has served as the Chief Financial Officer for Forty Seven, Inc., which was acquired by Gilead Sciences, Inc. in March 2020. From January 2017 to March 2017, Ms. Rhoads was a consultant to Zogenix, Inc. From March 2010 until January 2017, Ms. Rhoads served as the Chief Financial Officer, Executive Vice President, Secretary and Treasurer of Zogenix. From 2000 to 2009, she served as Chief Financial Officer of Premier Inc. From August 1998 to 2000, Ms. Rhoads served as Vice President, Strategic Initiatives at Premier, Inc and from 1993 to 1998, Ms. Rhoads served as an investment professional at Sprout Group, a venture capital affiliate of Donaldson, Lufkin & Jenrette (now part of Credit Suisse First Boston). Ms. Rhoads has served as a member of the board of directors of Globus Medical, Inc. since July 2011, Evoke Pharma, Inc. since June 2013, Repare Therapeutics since June 2020 and Quidel Corporation since August 2020. Ms. Rhoads also previously served on the board of directors of IRIDEX Corporation from 2017 to 2018. Ms. Rhoads received a B.S. in Business Administration in Finance from the University of Arkansas and an MBA from Harvard Business School. We believe that Ms. Rhoads is qualified to serve as a member of our board of directors because of her executive experience in the life sciences industry.

Matthew Roden, Ph.D. has served as a member of our board of directors since November 2020. Dr. Roden has served as an Executive Partner at MPM Capital since August 2020 and since September 2020 has served as President and Chief Executive Officer of Aktis Oncology. Since September 2020, Dr. Roden has served as Chairman of Tumeric Acquisition Corporation and serves on the board of directors of NextPoint Therapeutics. Prior to joining the MPM ecosystem, from November 2019 to August 2020, he was Senior Vice President and Head of Enterprise Strategy at Bristol Myers Squibb. From May 2016 to November 2019, he served as Head of Strategic Corporate Development, accountable for mergers and acquisitions, structured transactions, strategic equity investing, and divestitures, and concurrently served as Head of Global BD Assessment, leading business development search and evaluation activities for all therapeutic categories. From 2010 to 2016, he was Head of Global Biotechnology Equity Research at UBS Investment Bank. Dr. Roden has also served in advisory or Board capacities to several organizations, including biotechnology companies, investment funds, BIO, BioNJ, and the State of New Jersey. Dr. Roden earned his Ph.D. at the Albert Einstein College of Medicine, focusing on the structural biology of immune-relevant molecules. Dr. Roden holds a M.S. degree from Georgetown University and a B.S. from George Mason University. We believe that Dr. Roden is qualified to serve as a member of our board of directors because of his leadership experience spanning both the pharmaceutical and financial industries.

Tony Ho, M.D. has served as a member of our board of directors since April, 2021. Dr. Ho has served as the Executive Vice President, Research and Development of CRISPR Therapeutics since August 2017. He is a highly accomplished R&D leader with experience throughout his nearly 20-year career across all phases of R&D, including discovery, early and late-stage clinical development and regulatory. Prior to joining CRIPSR, Dr. Ho held a number of roles at AstraZeneca between 2012 and 2017, most recently Senior Vice President and Head of Oncology Integration and Innovation. At AstraZeneca, he led the development and commercialization of two key drugs: LYNPARZA, a PARP inhibitor for ovarian cancer, and IMFINZI, a PD-L1 inhibitor and AstraZeneca’s first immuno-oncology drug for bladder cancer. Prior to joining AstraZeneca, Dr. Ho was the Neurology and Ophthalmology Clinical Section Head at Merck Research Laboratories, Merck & Co., and led multiple development programs including the approval of Maxalt for pediatric migraine and Zioptan for glaucoma. Prior to joining Merck, Dr. Ho was the Co-Founder and Chief Scientific Officer of Neuronyx, a regenerative medicine company. Dr. Ho currently serves on the board of directors of Engrail Therapeutics. He received his M.D. from the Johns Hopkins University School of Medicine and his B.S. in Electrical Engineering at the University of California, Los Angeles. He completed his residency and neurophysiology fellowship in the Department of Neurology at the Johns Hopkins Hospital. He was an Assistant Professor at Johns Hopkins Hospital and is an adjunct Associate Professor at the University of Pennsylvania and Johns Hopkins University. He has published over 80 papers across several fields and is co-inventor of seven patents. We believe that Dr. Ho is qualified to serve on our board of directors due to his experience in oncology drug development and his leadership experience in the life science industry as a physician, his executive roles and his board memberships.

Class III Directors (Term Expires at 2023 Annual Meeting)

Michel Detheux, Ph.D. has served as our Chief Executive Officer and a director since our inception. Dr. Detheux previously served as a director at Ludwig Cancer Research from December 2010 to March 2012. Prior to that, Dr. Detheux worked in various scientific roles at Ogeda (f/k/a Euroscreen). Dr. Detheux holds a degree in biochemistry degree and a Ph.D. in Biochemistry from Université Catholique de Louvain and a business certificate from Solvay Business School. We believe that Dr. Detheux is qualified to serve as a member of our board of directors because of his expertise in discovery and business development, and managerial experience.

David L. Hallal has served as the Chairman of our board of directors since June 2018. He also has served as the Chairman of the board of directors of Scholar Rock Holding Corporation since July 2017 and as a member of the board of directors of Seer Biosciences, Inc. since March 2018. Since December 2017, Mr. Hallal has served as Chairman and Chief Executive Officer of ElevateBio, LLC, and since September 2018, he has also served as Chairman and Chief Executive Officer of AlloVir, Inc. Prior to that, from June 2006 to December 2016, Mr. Hallal served in executive roles of increasing responsibility at Alexion Pharmaceuticals, Inc., most recently serving as Chief Executive Officer from April 2015 to December 2016, Chief Operating Officer from September 2014 to April 2015 and Chief Commercial Officer, Head of Commercial Operations from July 2006 to September 2014, as well as a member of the board of directors from September 2014 to December 2016. Mr. Hallal holds a B.A. in psychology from the University of New Hampshire. We believe that Mr. Hallal is qualified to serve as Chairman of our board of directors because of his experience as an executive at numerous pharmaceutical companies.

Tim Van Hauwermeiren has served as a member of our board of directors since June 2018. Mr. Van Hauwermeiren is the co-founder and has served as Chief Executive Officer of argenx SE since July 2008, and has served as a member of the board of directors since July 2014. Mr. Van Hauwermeiren holds a B.Sc. and M.Sc. in bioengineering from Ghent University (Belgium) and an Executive MBA from The Vlerick School of Management. We believe that Mr. Van Hauwermeiren is qualified to serve as a member of our board of directors because of his extensive general management and business development experience across the life sciences and consumer goods sectors.

Robert Iannone, M.D., M.S.C.E. has served as a member of our board of directors since April, 2021. Dr. Iannone has served as Execute Vice President, Research and Development of Jazz Pharmaceuticals since May 2019. In this role, Dr. Iannone oversees product development, clinical operations and regulatory affairs. Dr. Iannone brings more than 16 years of experience in clinical drug development. From April 2018 until May 2019, Dr. Iannone served as Head of Research and Development and Chief Medical Officer of Immunomedics, Inc., a biopharmaceutical company. Prior to that, from July 2014 to April 2018, Dr. Iannone served in the roles of Senior Vice President and Head of Immuno-oncology, Global Medicines Development and the Global Products Vice President at AstraZeneca plc, a global science-led biopharmaceutical company. From 2004 to 2014, Dr. Iannone served in management roles at Merck Co., Inc., a global biopharmaceutical company, culminating in his role as Executive Director and Section Head of Oncology Clinical Development. From 2001 to 2004, he served as Assistant Professor of Pediatrics and from 2004 to 2012 as Adjunct Assistant Professor of Pediatrics at the University of Pennsylvania School of Medicine. Dr. Iannone has been serving on the board of directors of Jounce Therapeutics, Inc., a clinical-stage immunotherapy company, since January 2020. Dr. Iannone received a B.S. from The Catholic University of America, an M.D. from Yale University and an M.S.C.E. from University of Pennsylvania and completed his residency in Pediatrics and fellowship in Pediatric Hematology-Oncology at Johns Hopkins University. We believe that Dr. Iannone is qualified to serve on our board of directors due to his experience in oncology drug development and his leadership experience in the life science industry as a physician, his executive roles and his board memberships.

There are no family relationships among any of our executive officers, other senior management or directors. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers that do not serve on our board of directors, and sets forth their current positions at iTeos and their ages as of May 5, 2021.

Name	Position Held With iTeos	Officer Since	Age
Matthew Call	Chief Operating Officer	2019	48
Matthew Gall	Chief Financial Officer	2020	44
Joanne Jenkins Lager, M.D.	Chief Medical Officer	2019	49
Yvonne McGrath, Ph.D.	Vice President, Research and Development	2020	47

Matthew Call has served as our Chief Operating Officer since August 2019. Mr. Call previously served as Chief Operating Officer at Endocyte, a Novartis company, from January 2019 to August 2019 and held various roles at Endocyte since April 2003, including Vice President, Business Development & Marketing. Mr. Call holds a B.A. in English from Brigham Young University and an MBA from Purdue University.

Matthew Gall has served as our Chief Financial Officer since June 2020. Mr. Gall previously held various roles at Sarepta Therapeutics, Inc. from January 2012 to June 2020, including most recently as Senior Vice President of Corporate Development from November 2019 to June 2020, Vice President of Business Development and Corporate Treasurer from March 2018 to November 2019, Senior Director, Head of Business Development and Treasurer from September 2015 to March 2018 and Director of Corporate Development from January 2014 to August 2015. Mr. Gall holds a B.S. in Purchasing and Materials Management from Bowling Green State University and an MBA from The University of Chicago Booth School of Business.

Joanne Jenkins Lager, M.D. has served as our Chief Medical Officer since April 2019. Dr. Lager previously served as Vice President, Head of Development at Sanofi from October 2014 to March 2019. Dr. Lager holds a B.A. in psychobiology from Wellesley College and a M.D. from Duke University, where she also completed her training and practiced Pediatric Blood and Marrow Transplantation at Duke University Hospital.

Yvonne McGrath, Ph.D. has served as our Vice-President of Research & Development since May 2020. Dr. McGrath served as Chief Scientific Officer of Complix N.V. from May 2014 to April 2020. Prior to that, Dr. McGrath served as Head of Development at Immunocore from January 2010 to April 2014. Dr. McGrath holds a B.A. in genetics from Queen’s University Belfast and a Ph.D. from the University of Wales, Cardiff College of Medicine.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF DELOITTE BEDRIJFSREVISOREN / RÉVISEURS D’ENTREPRISES BV/SRL

AS ITEOS’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2021

iTeos’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Deloitte has served as our independent registered public accounting firm since 2017.

The audit committee is solely responsible for selecting iTeos’s independent registered public accounting firm and has appointed Deloitte as auditors for iTeos for the fiscal year ending December 31, 2021. Stockholder approval is not required to appoint Deloitte as iTeos’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte to the stockholders for ratification is good corporate governance. The selection of Deloitte as our independent registered public accounting firm will be ratified if the votes cast FOR exceed the votes cast AGAINST the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on the ratification. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte. If the selection of Deloitte is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of iTeos and its stockholders.

A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

iTeos incurred the following fees from Deloitte for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2020 and 2019. All fees were approved by the Audit Committee.

	For the Year Ended
	2020	2019
Audit fees (1)	$1,693,414	$11,057
Tax fees	218,671	498,579
Other fees (2)	2,695	—

Total fees	$1,914,780	$509,636

(1)

Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements, and services provided in connection with the registration statement for the initial public offering of our common stock, which was completed in July 2020.

(2)	Consists of license fees for accounting research software.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2020 and 2019 fiscal years, no services were provided to us by Deloitte other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as iTeos’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

CORPORATE GOVERNANCE

Director Nomination Process

Identifying and Evaluating Director Nominees. Our Board of Directors is responsible for filling vacancies on our Board of Directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The Board of Directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies individuals qualified to serve as directors, consistent with criteria approved by our board and in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the Board of Directors’ approval to fill a vacancy or as director nominees for election to the Board of Directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.

•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•	Nominees should have skills that are complementary to those of the existing board.

•	Nominees should have the ability to assist and support management and make significant contributions to the Company’s success.

•

Nominees should have an understanding of the fiduciary responsibilities that is required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

In evaluating proposed director candidates, our Nominating and Corporate Governance Committee may consider, in addition to the minimum qualifications and other criteria for board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, diversity considerations, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence, and the needs of the Board. Our corporate governance guidelines also provide that diversity on the Board should be considered by our Nominating and Corporate Governance Committee in the director evaluation and nomination process. While we have no formal policy regarding board diversity, our Nominating and Corporate Governance Committee believes that it is essential that the members of the Board represent diverse viewpoints. Our Nominating and Corporate Governance Committee believes that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established record of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to iTeos Therapeutics, Inc., 139 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2021, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, our board of directors has determined that all members of our board of directors, except Michel Detheux, are independent directors, including for purposes of Nasdaq and the SEC rules. In making that determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances the board of directors deemed relevant in determining independence, including the potential deemed beneficial ownership of our capital stock by each director, including non-employee directors that are affiliated with certain of our major stockholders. The composition and functioning of our board of directors and each of our committees will comply with all applicable requirements of Nasdaq and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers.

Board Committees

Our board of directors has established an audit committee, a compensation committee, a nominating and corporate governance committee and a science and technology committee. Each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the audit committee, compensation committee, nominating and corporate governance committee and science and technology committee is posted on the corporate governance section of our website. We believe that the composition and functioning of all of our committees will comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that will be applicable to us. We intend to comply with future requirements to the extent they become applicable to us.

Audit Committee

Ann D. Rhoads, Derek DiRocco and Matthew Roden serve on the audit committee, which is chaired by Ann D. Rhoads. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and each meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq listing rules. Our Board of Directors has determined that Ms. Rhoads is an “audit committee financial expert” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2020, the audit committee met four times.

The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.” The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;

•

reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;

•

recommending based upon the audit committee’s review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;

•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;

•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and

•	reviewing quarterly earnings releases.

Compensation Committee

Tim Van Hauwermeiren, Detlev Biniszkiewicz, Ann D. Rhoads and Robert Iannone serve on the compensation and management development committee, which is chaired by Tim Van Hauwermeiren. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2020, the compensation committee met six times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;

•

evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and based on such evaluation (i) reviewing and determining the cash compensation of our Chief Executive Officer and (ii) reviewing and approving grants and awards to our Chief Executive Officer under equity-based plans;

•	reviewing and approving the compensation of our other executive officers;

•	reviewing and establishing our overall management compensation, philosophy and policy;

•	overseeing and administering our compensation and similar plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;

•	reviewing and recommending to the board of directors the compensation of our directors;

•	preparing our compensation committee report if and when required by SEC rules;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement; and

•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

David L. Hallal, Ann D. Rhoads, Tim Van Hauwermeiren and Tony Ho serve on the nominating and corporate governance committee, which is chaired by David L. Hallal. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2020, the nominating and corporate governance committee held zero meetings. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of our board of directors and management.

The nominating and corporate governance committee considers candidates for Board of Director membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our Board of Directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Science and Technology Committee

Our science and technology committee consists of Matthew Roden, Tim Van Hauwermeiren, Detlev Biniszkiewicz, Aaron Davis, Tony Ho and Robert Iannone and is co-chaired by Matthew Roden and Detlev Biniskiewicz. The functions of the science and technology committee include:

•	assisting the Company in evaluating research and development issues and decisions; and

•	periodically reviewing and advising the board of directors on the Company’s strategic direction and investment in research and development and technology.

Our science and technology committee was formed in March 2021 and did not meet in 2020. Members of our science and technology committee, other than the co-chairs, are eligible to receive $7,500 in connection with their annual service on the committee. The co-shares of our science and technology committee are eligible to receive $15,000 in connection with the annual service on the committee.

Board and Committee Meetings Attendance

The full board of directors met seven times during 2020. During 2020, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served). In addition to the meetings of the committees of the Board of Directors described above, in connection with the Board of Directors meetings, the non-management directors met three times in executive session during the fiscal year ended December 31, 2020. The Chairman of the Board of Directors presides at these executive sessions. The Audit Committee and the Board of Directors have established a procedure whereby interested parties may make their concerns known to non-management directors, which is described on our website.

Director Attendance at Annual Meeting of Stockholders

Currently, we do not maintain a formal policy regarding director attendance at the Annual Meeting, however directors are encouraged to attend the annual meeting of stockholders to the extent practicable.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits short sales and derivative transactions of our stock by our executive officers, directors, employees and certain designated consultants and contractors, including short sales of our securities. Our insider trading policy expressly prohibits, without the advance approval of our audit committee, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), agents and representatives, including directors and consultants. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.iteostherapeutics.com/corporate-governance/documents-and-charters. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website, in an annual report on Form 10-K, in a quarterly report on Form 10-Q or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chairman of the board is separated from the role of chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing the chairman of the board to lead the board of directors in its fundamental role of providing advice to, and independent oversight, of management. Our board of directors recognizes the time, effort, and energy that the chief executive officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairman, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and our corporate governance guidelines do not require that our chairman and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction, and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of iTeos

Any interested party with concerns about our company may report such concerns to our board of directors or the chairman of our board of directors and nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o iTeos Therapeutics, Inc.

139 Main Street

Cambridge, Massachusetts 02142

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to iTeos’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with iTeos’s legal counsel, with independent advisors, with non-management directors, or with iTeos’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by iTeos regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. iTeos has also established a toll-free telephone number for the reporting of such activity, which is 877-250-1966. Reports can also be made online at https://www.whistleblowerservices.com/ITOS.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during 2020. Other than as set forth in the table below, we did not pay any compensation, make any additional equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2020. During 2020, Dr. Detheux, our Chief Executive Officer, was a member of our board of directors but received no additional compensation for his services as a director. See the section titled “Executive compensation—2020 summary compensation table” for more information about Dr. Detheux’s compensation in 2020.

Name (1)	Fees earned or paid in cash ($)	Option awards ($) (2)		Total ($)
Priyanka Belawat, Ph.D. (3)	—	—		—
Detlev Biniszkiewicz, Ph.D.	45,000	220,056	(4)	265,056
Chris Buyse	7,500	—		7,500
Ansbert Gadicke, M.D.	37,783	220,056	(4)	257,839
Aaron Davis (3)	—	220,056	(4)	220,056
Derek DiRocco (3)	—	220,056	(4)	220,556
David L. Hallal			(4)
	158,000	735,599	(5)	893,599
Ann D. Rhoads			(4)
	37,062	344,256	(6)	381,318
Jonathan Skipper	—	—		—
Tim van Hauwermeiren			(4)
	53,000	390,231	(5)	443,231
Matthew Roden	6,841	689,585	(7)	696,426

(1)

Mr. Buyse and Mr. Skipper resigned from the board in March 2020, and Dr. Gadicke resigned from the board in November 2020. Mr. Davis and Mr. DiRocco joined the board in March 2020, Ms. Rhoads joined the board in June 2020, and Dr. Roden joined the board in November 2020. As of December 31, 2020, Dr. Belawat held stock options to purchase 0 shares of our common stock, Dr. Biniszkiewicz held stock options to purchase 16,608 shares of our common stock, Mr. Buyse, held stock options to purchase 0 shares of our common stock, Dr. Gadicke held stock options to purchase 0 shares of our common stock, Mr. Davis held stock options to purchase 16,608 shares of our common stock, Mr. DiRocco held stock options to purchase 16,608 shares of our common stock, Mr. Hallal held stock options to purchase 382,205 shares of our common stock, Ms. Rhoads held stock options to purchase 43,786 shares of our common stock, Mr. Skipper held stock options to purchase 0 shares of our common stock, Mr. Van Hauwermeiren held stock options to purchase 137,286 shares of our common stock, and Dr. Roden held stock options to purchase 33,217 shares of our common stock.

(2)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to our non-employee directors during fiscal year 2020, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 8 of our audited consolidated financial statements included Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our directors upon the exercise of the stock options or any sale of the underlying shares of common stock.

(3)

Dr. Belawat has waived her rights to cash and equity compensation under our non-employee director compensation policy and resigned from our board of directors in March 2021. Messrs. Davis and DiRocco waived their rights to cash retainer fees under our non-employee compensation policy.

(4)

On July 23, 2020, our board of directors approved one-time stock option grants for each non-employee director serving on our board as of the effective time of the registration statement to purchase 16,608 shares of our common stock, which vest on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service to us through the applicable vesting date. In the event of the director’s service to us through a sale event, 100% of the options shall become vested and exercisable immediately prior to closing of the sale event.

(5)

Messrs. Hallal and Hauwermeiren received an option to purchase 163,786 and 54,093 shares of our common stock, respectively, 25% of which vests on the first anniversary of May 1, 2021 and the remaining 75% of which vests in 36 monthly installments thereafter. Each of these grants is subject to the terms of our 2019 Plan.

(6)

Ms. Rhoads received an option to purchase 27,178 shares of our common stock, 25% of which vests on the first anniversary of June 1, 2021 and the remaining 75% of which vests in 36 monthly installments thereafter. This grant is subject to the terms of our 2019 Plan.

(7)

Mr. Roden received an option to purchase 33,217 shares of our common stock, 25% of which vests on the first anniversary of November 9, 2021 and the remaining 75% of which vests in 36 monthly installments thereafter. This grant is subject to the terms of our 2020 Plan.

Non-Employee Director Compensation

Prior to July 2020, we did not have a formal policy to compensate our non-employee directors. In July 2020 in connection with our initial public offering and upon the recommendation of our compensation committee, we implemented a formal policy in which our non-employee directors are eligible to receive the following cash retainers and equity awards:

Annual retainer for board membership
Annual service on the board of directors	$40,000

Additional annual retainer for non-executive chairperson of the board of directors
Annual service as chairperson of the board of directors	$110,000

Additional annual retainer for committee membership
Annual service as member of the audit committee (other than chair)	$7,500
Annual service as chair of the audit committee	$15,000
Annual service as member of the compensation committee (other than chair)	$5,000
Annual service as chair of the compensation committee	$10,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$4,000
Annual service as chair of the nominating and corporate governance committee	$8,000

Our policy provides that, upon initial election to our board of directors, each non-employee director will be granted an option to purchase 33,217 shares of our common stock, or the initial grant. Furthermore, on the date of each of our annual meeting of stockholders, each non-employee director who will continue as a non-employee director following such meeting will be granted an annual option to purchase 16,608 shares of our common stock, or the annual grant, subject to annual compensation limits. The annual grant will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date. The initial grant will vest as follows: 33.4% of the shares subject to the initial grant will vest on the first anniversary of the applicable vesting commencement date, and the remaining 66.6% of the shares subject to the initial grant will vest in 24 equal monthly installments thereafter, subject to continued service as a director through the applicable vesting date. Such awards are subject to full accelerated vesting upon the sale of our company, subject to such director’s continued service to us through the date of such sale.

Employee directors will receive no additional compensation for their service as a director.

We will reimburse all reasonable out-of-pocket expenses incurred by directors for their attendance at meetings of our board of directors or any committee thereof.

Executive Compensation

Executive Compensation Overview

Our compensation programs are designed to:

•	attract, motivate, incentivize and retain employees at the executive level who contribute to our long-term success;

•

provide compensation packages to our executives that are fair and competitive and reward high performance and the achievement of our business objectives and effectively align their interests with those of our stockholders; and

•

effectively align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the growth of sustainable long-term value for our stockholders.

Our compensation committee is responsible for the compensation programs for our executive officers and reports to our board on its discussions, decisions, and other actions. Our Chief Executive Officer makes compensation recommendations to our compensation committee for each of our executive officers, other than with respect to his own compensation. These recommendations cover each executive officer’s total target direct compensation, consisting of base salary and short-term and long-term compensation, including equity incentives. In making these recommendations, our Chief Executive Officer considers a variety of factors, including our results, the executive officer’s individual contribution toward these results, the executive officer’s role and performance of his or her duties and his or her achievement of individual goals, as well as the relative compensation among all of our executive officers. Our compensation committee reviews the recommendations of our Chief Executive Officer and other data, including compensation survey data and publicly-available data of our peers. Our compensation committee then determines the target total direct compensation, and each element thereof, for each of our executive officers, including our Chief Executive Officer. While our Chief Executive Officer attends certain meetings of our compensation committee, our compensation committee meets outside the presence of our Chief Executive Officer when discussing his compensation and when discussing certain other matters as well.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our executive compensation programs and related policies. In fiscal year ended December 31, 2020, the compensation committee had officially transitioned from Radford as compensation consultant to a new compensation consultant, Oyster Pond Associates, beginning November 2020, to provide it with market information, analysis and other advice relating to executive compensation on an ongoing basis. The compensation committee engaged both Radford and Oyster Pond Associates to, among other things, assist in developing a group of peer companies to help us determine overall compensation for our executive officers, as well as to assess each separate element of compensation. The goal was to ensure that the compensation we offer to our executive officers, individually as well as in the aggregate, is competitive and aligned with our business and executive talent requirements. We do not believe the retention of, and the work performed by, either Radford or Oyster Pond Associates creates any conflict of interest because neither Radford nor Oyster Pond Associates performs no other work for the Company besides advising the compensation committee.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act. This section provides an overview of the compensation awarded to, earned by, or paid to our principal executive officer during our fiscal year ending December 31, 2020 and our next two most highly compensated executive officers. We refer to these individuals as our named executive officers. Our named executive officers for 2020 are:

•	Michel Detheux, Ph.D., our Chief Executive Officer;

•	Joanne Lager, M.D., our Chief Medical Officer; and

•	Mathew Gall, our Chief Financial Officer.

Compensation for our executive officers is composed primarily of the following main components: base salary, certain bonus opportunities, and equity incentives. Our executive officers are eligible to participate in our health and welfare benefit plans on the same terms as our other full-time employees. As we continue to transition from a private company to a publicly-traded company, we intend to evaluate our compensation philosophy and compensation plans and arrangements as circumstances require.

Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned by our named executive officers during 2020.

Name and principal position	Year	Salary ($)		Bonus ($)		Option awards ($) (1)	Non-equity incentive plan compensation ($) (2)	All other compensation ($) (3)	Total ($)
Michel Detheux,	2020	462,500		121,250	(6)	15,982,781	242,500	7,500	16,816,531
Ph.D. Chief Executive Officer	2019	459,949	(4)	149,000	(5)	601,200	154,000	216,000	1,580,149

Joanne Jenkins Lager,	2020	432,500		88,000	(6)	600,438	176,000	9,060	1,305,998
M.D., Chief Medical Officer	2019	318,750		—		350,100	163,625	—	832,475

Matthew Gall,	2020	225,759		80,000	(6)	1,449,000	160,000	1,500	1,916,259
Chief Financial Officer

(1)

The amounts reported represent the aggregate grant date fair value of the stock options awarded to our named executive officers during fiscal year 2019 and fiscal year 2020, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the stock options reported in this column are set forth in Note 8, Stock-based compensation, of our audited consolidated financial statements included in Part II of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The amounts reported in this column reflect the accounting cost for these stock options and do not correspond to the actual economic value that may be received by our named executive officers upon the exercise of the stock options or any sale of the underlying shares of common stock.

(2)	The amounts reported reflect annual performance bonuses paid to our named executive officers in fiscal year 2019 and fiscal year 2020 based on company and individual performance metrics.
(3)

The amounts reported for 2020 include: (i) an employer 401(k) plan matching contribution of $7,500 for each Dr, Detheux and Dr. Lager, (ii) an employer 401(k) plan matching contribution of $1,500 for Mr. Gall, and (iii) a $1,560 commuting allowance for Dr. Lager.

(4)

The amount reported reflects $93,282 (which is equal to €85,000 converted into USD as of May 3, 2020 using the exchange rate of 1:1.09744) provided to Dr. Detheux in connection with his services to our Belgium predecessor entity until March 1, 2019, and $366,667 provided to Dr. Detheux in connection with his services to us after March 1, 2019. Dr. Detheux did not earn compensation during 2019 for his service on our board of directors.

(5)	The amount reported represents a one-time cash signing bonus pursuant to Dr. Detheux’s employment agreement.
(6)	The amounts reported represent a one-time discretionary bonus provided the named executive officers in recognition of their services toward completion of our initial public offering in July 2020.

Narrative to Summary Compensation Table

Base salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, approved by our board of directors, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2020, the annual base salaries for each of Dr. Detheux, Dr. Lager, and Mr. Gall were $440,000 (adjusted to $485,000 in June 2020), $425,000 (adjusted to $440,000 in June 2020), and $400,000, respectively.

Bonuses

During fiscal year 2020, the named executive officers were eligible for incentive compensation opportunities based upon achievement of both corporate and individual goals determined by the board of directors, calculated as a target percentage of annual base salary. Each named executive officer may earn more or less than the target amount based on our company’s and his or her individual performance. For 2020, the bonus target for Dr. Detheux was 50% of his base salary and the bonus target for Dr. Lager and Mr. Gall was 40% of their respective base salaries and for 2020, Dr. Detheux, Dr. Lager and Mr. Gall achieved 100% of their bonus targets. In addition to their existing target bonus, the officers were eligible for and achieved a special IPO bonus, which was an additional 50% of their annual incentive bonus.

Equity compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. Accordingly, our board of directors periodically reviews the equity incentive compensation of our named executive officers and may grant equity incentive awards to them from time to time.

401(k) Plan

We maintain a tax-qualified retirement plan (the 401(k) Plan) that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. The 401(k) plan provides for voluntary tax-deferred salary deductions for all employees of up to 100% of their annual compensation, as limited by an annual maximum amount as determined by the Internal Revenue Service. The Company may match employee contributions in amounts to be determined at the Company’s sole discretion. The Company contributed approximately $28,000 and $18,000 to the 401(k) Plan for the years ended December 31, 2020 and 2019, respectively.

Limitations on Liability and Indemnification Agreements

As permitted by Delaware law, provisions in our amended and restated certificate of incorporation and amended and restated bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, a director exercise an informed business judgment based on all material information reasonably available to him or her. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•	any breach of the director’s duty of loyalty to us or our stockholders;

•	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•	any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends; or

•	any transaction from which the director derived an improper personal benefit.

These limitations of liability do not limit or eliminate our rights or any stockholder’s rights to seek non-monetary relief, such as injunctive relief or rescission. These provisions will not alter a director’s liability under other laws, such as the federal securities laws or other state or federal laws. Our amended and restated certificate of incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.

As permitted by Delaware law, our amended and restated bylaws provide that:

•	we will indemnify our directors, officers, employees and other agents to the fullest extent permitted by law;

•	we must advance expenses to our directors and officers, and may advance expenses to our employees and other agents, in connection with a legal proceeding to the fullest extent permitted by law; and

•	the rights provided in our amended and restated bylaws are not exclusive.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of our directors or officers will be so eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our amended and restated bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification. We have obtained such insurance.

In addition to the indemnification that is provided for in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our directors and executive officers, which may be broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements may require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys’ fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of his service as one of our directors or executive officers or any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

This description of the indemnification provisions of our amended and restated certificate of incorporation, our amended and restated bylaws and our indemnification agreements is qualified in its entirety by reference to these documents, each of which is attached as an exhibit to this Annual Report.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the Securities Act), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Health and Welfare Benefits

All of our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental and vision insurance plans, in each case on the same basis as all of our other full-time employees.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Executive employment arrangements

We have entered into employment agreements with each of our named executive officers.

Michel Detheux, Ph.D.

In June 2020, we entered into an employment agreement with Dr. Detheux for the position of Chief Executive Officer. The employment agreement provides for Dr. Detheux’s at-will employment and sets forth his initial base salary of $485,000 and his eligibility for an annual performance bonus with a target equal to 50% of his base salary based upon assessment by the Board of Directors or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.

Dr. Detheux is subject to our standard confidentiality, assignment, non-solicitation and noncompetition agreement. Dr. Detheux is eligible to receive 50% of his highest annualized base salary paid to him within the two-year period preceding the last day of his employment during the post-employment non-competition period (but for not more than 12 months following the end of his employment) if the Company enforces Dr. Detheux’s non-competition covenant, which we refer to as his garden leave pay. If Dr. Detheux is eligible to receive either the severance amount or the Detheux Change in Control Payment (described below), such payment(s) shall be reduced by the amount of his garden leave pay.

In the event that Dr. Detheux is terminated without “cause” or resigns for “good reason”, as each term is defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive 18 months of his then-current base salary. Further, in the event that Dr. Detheux is terminated without “cause” or resigns for “good reason”, in either case within 12 months after the occurrence of the first event constituting a “change in control”, as defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum in cash in an amount equal to Dr. Detheux’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), or the Detheux Change in Control Payment, and (ii) notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, accelerated vesting of all time-based stock options and other stock-based awards subject to time-based vesting held by Dr. Detheux, and which shall become fully exercisable and nonforfeitable on the later of the date of termination or the effective date of the separation and release of claims agreement.

Joanne Jenkins Lager, M.D.

In June 2020, we entered into a new employment agreement with Dr. Lager for the position of Chief Medical Officer, which became effective upon the closing of our IPO. The employment agreement provides for Dr. Lager’s at-will employment and sets forth her initial base salary of $440,000 and her eligibility for an annual performance bonus with a target equal to 40% of her base salary based upon assessment by the Board of Directors or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time.

Dr. Lager is subject to our standard confidentiality, assignment, non-solicitation and noncompetition agreement. Dr. Lager is eligible to receive 50% of her highest annualized base salary paid to her by the Company within the two-year period preceding the last day of her employment during the post-employment non-competition period (but for not more than 12 months following the end of his employment) if the Company enforces Dr. Lager’s non-competition covenant, which we refer to as her garden leave pay. If Dr. Lager is eligible to receive either the severance amount or the Lager Change in Control Payment (described below), such payment(s) shall be reduced by the amount of her garden leave pay.

In the event that Dr. Lager is terminated without “cause” or resigns for “good reason”, as each term is defined in her employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, she will be entitled to 12 months of her then-current base salary. Further, in the event that Dr. Lager is terminated without “cause” or resigns for “good reason”, in either case within 12 months after the occurrence of the first event constituting a change in control, as defined in her employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, she will be entitled to receive (i) a lump sum in cash in an amount equal to Dr. Lager’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), or the Lager Change in Control Payment, and (ii) notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, accelerated vesting of all time-based stock options and other stock-based awards subject to time-based vesting held by Dr. Lager, which shall become fully exercisable and nonforfeitable on the later of the date of termination or the effective date of the separation and release of claims agreement.

Matthew Gall

In June 2020, we entered into a new employment agreement with Mr. Gall for the position of Chief Financial Officer, effective upon the closing of our IPO. This agreement provides for Mr. Gall’s at-will employment and sets forth his initial base salary of $400,000 and his eligibility for an annual performance bonus with a target equal to 40% of his base salary based upon assessment by the Board of Directors or the Compensation Committee, subject to the terms of any applicable incentive compensation plan that may be in effect from time to time. Mr. Gall is subject to our standard confidentiality, assignment, non-solicitation and noncompetition agreement. Mr. Gall is eligible to receive 50% of his highest annualized base salary paid to him by the Company within the two-year period preceding the last day of his employment during the post-employment non-competition period (but for not more than 12 months following the end of his employment) if the Company enforces Mr. Gall’s non-competition covenant, which we refer to as his garden leave pay. If Mr. Gall is eligible to receive either the severance amount or the Gall Change in Control Payment (described below), such payment(s) shall be reduced by the amount of his garden leave pay.

In the event that Mr. Gall is terminated without “cause” or resigns for “good reason”, as each term is defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to 12 months of her then-current base salary. Further, in the event that Mr. Gall is terminated without “cause” or resigns for “good reason”, in either case within 12 months after the occurrence of the first event constituting a change in control, as defined in his employment agreement, and subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor, he will be entitled to receive (i) a lump sum in cash in an amount equal to Mr. Gall’s then-current base salary (or the base salary in effect immediately prior to the change in control, if higher), or the Gall Change in Control Payment, and (ii) notwithstanding anything to the contrary in any applicable option agreement or other stock-based award agreement, accelerated vesting of all time-based stock options and other stock-based awards subject to time-based vesting held by Mr. Gall, which shall become fully exercisable and nonforfeitable on the later of the date of termination or the effective date of the separation and release of claims agreement.

Outstanding equity awards at fiscal 2020 year-end

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2020:

Name	Option awards
	Vesting commencement date		Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)		Option expiration date
Michel Detheux, Ph.D.	11/13/2014	(1)(6)	16,263	—	12.45	(2)	12/16/2021
		(1)(3)
	1/1/2018	(6)	294,176	109,266	4.30	(2)	6/11/2025
	5/1/2020	(5)(6)	—	340,964	4.24		5/1/2030
	6/1/2020	(5)(6)	—	70,244	6.16		6/18/2030
	7/23/2020	(4)(6)	—	1,035,424	19.00		7/16/2030

Joanne Leger, M.D.		(1)(3)
	4/1/2019	(6)	97,890	137,048	4.30	(2)	6/11/2025
	5/1/2020	(5)(6)	—	190,862	4.24		5/1/2030

Matthew Gall	6/8/2020	(5)(6)	—	317,075	6.16		6/18/2030

(1)

The option grant is subject to the terms of our 2019 Plan. One-fourth of the shares subject to the stock option vest on the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through such date. Thereafter, 1/48 of the shares subject to the stock option vest on a monthly basis following the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date. The option was granted on October 1, 2019, in connection with our reorganization and exchange of warrants in iTeos Belgium for stock options in our company.

(2)	The exercise price was converted from euros to U.S. dollars based on the exchange rate on October 1, 2019 of 1:1.0932.
(3)

The shares subject to the option become fully exercisable upon a liquidation event (as defined in the option agreement) and, if the named executive officer is terminated for any reason other than cause (as defined in the option agreement) or resigns for good reason (as defined in the option agreement) within 3 months prior to or 18 months after the liquidation event, 100% of the then-unvested shares shall become vested.

(4)

The option grant is subject to the terms of our 2020 Plan. One-fourth of the shares subject to the stock option vest on the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through such date. Thereafter, 1/48 of the shares subject to the stock option vest on a monthly basis following the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date.

(5)

The option grant is subject to the terms of our 2019 Plan. One-fourth of the shares subject to the stock option vest on the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through such date. Thereafter, 1/48 of the shares subject to the stock option vest on a monthly basis following the one-year anniversary of the vesting commencement date, subject to the named executive officer’s continuous service relationship with us through each applicable vesting date.

(6)

Upon the named executive officer’s continued service to us through a sale event, 100% of the then-unvested shares subject to the option shall become vested immediately prior to the consummation of such sale event.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking.

This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2018, to which we were or will be a party, in which:

•	the amount involved in the transaction exceeds, or will exceed, $120,000; and

•

in which any of our executive officers, directors or holder of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our directors are described elsewhere in this Annual Report under “Director Compensation” and “Executive Compensation.”

Private placements of securities

iTeos Belgium SA Series B preferred stock financing

In June 2018, with a subsequent closing in April 2019, iTeos Belgium SA sold an aggregate of 20,942,781 shares of its Series B preferred stock at a purchase price of €1.99155 per share for an aggregate amount of €41.7 million. The following table summarizes purchases of iTeos Belgium SA Series B preferred stock by related persons:

Purchaser	Shares of Series B preferred stock purchased	Aggregate purchase price (€)
Entities affiliated with MPM Capital (1)	6,802,918	13,548,351
UBS Oncology Impact Fund, L.P. (2)	4,211,330	8,387,074

Total	11,014,248	21,935,425

(1)

Consists of (i) 3,824,591 shares of Series B preferred stock purchased by MPM Bio Ventures 2014 LP, (ii) 255,094 shares of Series B preferred stock purchased by MPM Bio Ventures 2014 (B) LP, (iii) 131,645 shares of Series B preferred stock purchased by MPM Asset Management Investors BV 2014 LLC, (iv) 2,415,530 shares of Series B preferred stock purchased by MPM Bio Ventures 2018 LP, (v) 128,384 shares of Series B preferred stock purchased by MPM Bio Ventures 2018 (B) LP, and (vi) 47,674 shares of Series B preferred stock purchased by MPM Asset Management Investors BV 2018 LLC (subsections (i) – (vi), collectively, “MPM Capital”). MPM Capital is affiliated with Detlev Biniszkiewicz and Dr. Matthew Roden, each members of our board of directors. Entities affiliated with MPM Capital collectively hold more than 5% of our voting securities.

(2)

The general partner of UBS Oncology Impact Fund, L.P. is Oncology Impact Fund (Cayman) Management L.P. The general partner of Oncology Impact Fund (Cayman) Management L.P. is MPM Oncology Impact Management LP. The general partner of MPM Oncology Impact Management LP is MPM Oncology Impact Management GP LLC. Dr. Ansbert Gadicke is a managing member and the managing director of MPM Oncology Impact Management GP LLC. UBS Oncology Impact Fund, L.P. is affiliated with Detlev Biniszkiewicz and Dr. Matthew Roden, each members of our board of directors. Entities affiliated with UBS Oncology Impact Fund, L.P. collectively hold more than 5% of our voting securities.

Corporate reorganization

On October 4, 2019, the former shareholders of iTeos Belgium SA entered into a Contribution and Exchange Agreement with iTeos Therapeutics, Inc. and iTeos Belgium SA pursuant to which the holders of capital stock of iTeos Belgium SA contributed all of their equity interests in iTeos Belgium SA to iTeos Therapeutics, Inc. in exchange for the issuance of an aggregate of 256,548 shares of common stock, 5,583,329 shares of Series A-1 preferred stock, 584,397 shares of Series A-2 preferred stock and 20,942,781 shares of Series B preferred stock of iTeos Therapeutics, Inc. The table below summarizes the shares of capital stock received in the corporate reorganization by related persons:

Party	Common Stock	Series A-1 preferred stock	Series A-2 preferred stock	Series B preferred stock
Michel Detheux	124,763	—	—	—
Entities affiliated with MPM Capital (1)	—	—	—	6,802,918
UBS Oncology Impact Fund, L.P. (2)	—	—	—	4,211,330

(1)

Consists of (i) 3,824,591 shares of Series B preferred stock purchased by MPM Bio Ventures 2014 LP, (ii) 255,094 shares of Series B preferred stock purchased by MPM Bio Ventures 2014 (B) LP, (iii) 131,645 shares of Series B preferred stock purchased by MPM Asset Management Investors BV 2014 LLC, (iv) 2,415,530 shares of Series B preferred stock purchased by MPM Bio Ventures 2018 LP, (v) 128,384 shares of Series B preferred stock purchased by MPM Bio Ventures 2018 (B) LP, and (vi) 47,674 shares of Series B preferred stock purchased by MPM Asset Management Investors BV 2018 LLC (subsections (i) – (vi), collectively, “MPM Capital”). MPM Capital is affiliated with Detlev Biniszkiewicz and Matthew Roden, each members of our board of directors. Entities affiliated with MPM Capital collectively hold more than 5% of our voting securities.

(2)

The general partner of UBS Oncology Impact Fund, L.P. is Oncology Impact Fund (Cayman) Management L.P. The general partner of Oncology Impact Fund (Cayman) Management L.P. is MPM Oncology Impact Management LP. The general partner of MPM Oncology Impact Management LP is MPM Oncology Impact Management GP LLC. Dr. Ansbert Gadicke is a managing member and the managing director of MPM Oncology Impact Management GP LLC. UBS Oncology Impact Fund, L.P. is affiliated with Detlev Biniszkiewicz and Matthew Roden, each members of our board of directors. Entities affiliated with UBS Oncology Impact Fund, L.P. collectively hold more than 5% of our voting securities.

Series B-2 preferred stock financing

In March 2020, we sold an aggregate of 44,453,477 shares of our Series B-2 preferred stock at a purchase price of $2.82 per share for an aggregate amount of $125.4 million. The following table summarizes purchases of our Series B-2 preferred stock by related persons:

Purchaser	Shares of Series B-2 preferred stock purchased	Aggregate purchase price ($)
Entities affiliated with MPM Capital (1)	4,201,016	11,846,865
Entities affiliated with RA Capital (2)	9,751,773	27,500,000
Entities affiliated with Boxer Capital (3)	9,751,773	27,500,000
UBS Oncology Impact Fund, L.P. (4)	2,600,628	7,333,771
Funds advised by Janus Henderson Investors (5)	4,964,539	14,000,000
Total	31,269,729	88,180,636

Consists of (i) 2,361,805 shares of Series B-2 preferred stock purchased by MPM Bio Ventures 2014 LP, (ii) 157,529 shares of Series B-2 preferred stock purchased by MPM Bio Ventures 2014 (B) LP, (iii) 81,295 shares of Series B-2 preferred stock purchased by MPM Asset Management Investors BV 2014 LLC, (iv) 1,491,666 shares of Series B-2 preferred stock purchased by MPM Bio Ventures 2018 LP, (v) 79,281 shares of Series B-2 preferred stock purchased by MPM Bio Ventures 2018 (B) LP, and (vi) 29,440 shares of Series B-2 preferred stock purchased by MPM Asset Management Investors BV 2018 LLC (subsections (i) – (vi), collectively, “MPM Capital”). MPM Capital is affiliated with Dr. Matthew Roden and Detlev Biniszkiewicz, each members of our board of directors. Entities affiliated with MPM Capital collectively hold more than 5% of our voting securities.

(2)

Consists of (i) 5,881,642 shares of Series B-2 preferred stock purchased by RA Capital Healthcare Fund, L.P., (ii) 2,925,532 shares of Series B-2 preferred stock purchased by RA Capital Nexus Fund, L.P. and (iii) 944,599 shares of Series B-2 preferred stock purchased by Blackwell Partners LLC—Series A. RA Capital is affiliated with Derek DiRocco, a member of our board of directors. Entities affiliated with RA Capital collectively hold more than 5% of our voting securities.

(3)

Consists of (i) 9,593,086 shares of Series B-2 preferred stock purchased by Boxer Capital LLC and (ii) 158,687 shares of Series B-2 preferred stock purchased by MVA Investors, LLC. Boxer Capital is affiliated with Aaron Davis, a member of our board of directors. Entities affiliated with Boxer Capital collectively hold more than 5% of our voting securities.

(4)

The general partner of UBS Oncology Impact Fund, L.P. is Oncology Impact Fund (Cayman) Management L.P. The general partner of Oncology Impact Fund (Cayman) Management L.P. is MPM Oncology Impact Management LP. The general partner of MPM Oncology Impact Management LP is MPM Oncology Impact Management GP LLC. Dr. Matthew Roden is a managing member and the managing director of MPM Oncology Impact Management GP LLC. UBS Oncology Impact Fund, L.P. is affiliated with Dr. Matthew Roden and Detlev Biniszkiewicz, each members of our board of directors. Entities affiliated with UBS Oncology Impact Fund, L.P. collectively hold more than 5% of our voting securities.

(5)

Consists of (i) 2,740,265 shares of Series B-2 preferred stock purchased by Janus Henderson Global Life Sciences Fund, (ii) 1,755,736 shares of Series B-2 preferred stock purchased by Janus Henderson Capital Funds plc – Janus Henderson Global Life Sciences Fund and (iii) 468,538 shares of Series B-2 preferred stock purchased by Janus Henderson Biotech Innovation Master Fund. Funds advised by Janus Henderson Investors collectively hold more than 5% of our voting securities.

Initial Public Offering

Certain of our 5% stockholders purchased shares of our common stock in our IPO at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by directors, executive officers and 5% stockholders and their affiliates and the aggregate purchase price paid for such shares.

Purchaser	Shares of Common Stock Purchased	Aggregate Purchase Price
Entities affiliated with Boxer Capital	1,425,000	$27,075,000
Entities affiliated with RA Capital	1,425,000	$27,075,000
Entities affiliated with MPM Capital	320,000	$6,080,000

Agreements with stockholders

In connection with our Series B-2 preferred stock financings, we entered into an amended and restated stockholders’ agreement with certain holders of our preferred stock and certain holders of our common stock, which is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Royalty transfer agreement

In connection with its Series B preferred stock financing, iTeos Belgium SA entered into a royalty transfer agreement with certain charitable entities affiliated with MPM Oncology Charitable Foundation, Inc and the UBS Optimus Foundation, or the Royalty Transfer Agreement. The Royalty Transfer Agreement provides that iTeos Belgium SA will pay a royalty equal to 1% of its net sales on any product developed or owned by iTeos Therapeutics, Inc. or iTeos Belgium SA. Additionally, the Royalty Transfer Agreement will terminate on a country-by-country basis, upon (i) the twelfth anniversary of the first commercial sale of a company product by us or (ii) the expiration of the last to expire patent claim (other than post-IPO intellectual property) covering a company product. MPM Oncology Charitable Foundation, Inc. is affiliated with MPM, a holder of more than 5% of our capital stock.

Employment Agreements and Stock Option Grants to Executive Officers

We have entered into employment agreements with, and granted stock options to, our named executive officers, as more fully described in the section entitled “Executive Compensation.”

Indemnification agreements

As permitted by Delaware law, provisions in our amended and restated certificate of incorporation and amended and restated bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. In addition, we have entered into indemnification agreements with each of our executive officers and the members of our board of directors which may require us to indemnify them.

Policies for Approval of Related Party Transactions

Our board of directors reviews and approves transactions with directors, officers and holders of 5% or more of our voting securities and their affiliates, each a related party. Prior to our initial public offering, the material facts as to the related party’s relationship or interest in the transaction were disclosed to our board of directors prior to their consideration of such transaction, and the transaction was not considered approved by our board of directors unless a majority of the directors who are not interested in the transaction approved the transaction. Further, when stockholders were entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction were disclosed to the stockholders, who must have approved the transaction in good faith.

In connection with our initial public offering, our board of directors adopted a written related party transactions policy. Pursuant to this policy, the audit committee has the primary responsibility for reviewing and approving or disapproving “related party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect interest. For purposes of this policy, a related person will be defined as a director, executive officer, nominee for director, or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 22, 2021, information regarding the beneficial ownership of our common stock by:

•	each person, or group of affiliated persons, who is known by us to be the beneficial owner of five percent or more of our outstanding common stock (on an as-converted to common stock basis);

•	each of our directors;

•	each of our named executive officers; and

•	all of our current directors and executive officers as a group.

The column entitled “Shares Beneficially Owned” is based on a total of 35,096,999 shares of our common stock outstanding as of April 22, 2021.

Each individual or entity shown on the table has furnished information with respect to beneficial ownership. Except as otherwise indicated below, the address of each officer, director and five percent stockholder listed below is c/o iTeos Therapeutics, Inc., 139 Main Street, Cambridge, MA 02142.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any shares of common stock that the person has the right to acquire within 60 days of April 22, 2021 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Shares Beneficially Owned
	Number	Percentage
5% or Greater Stockholders
Entities Affiliated with MPM Capital (1)	6,004,368	17.11%
Entities Affiliated with RA Capital (2)	4,417,259	12.58%
Entities Affiliated with Boxer Capital (3)	4,417,259	12.58%
RTW Investments, LP (4)	2,762,791	7.87%
Funds advised by Janus Henderson Investors (5)	1,988,130	5.66%
Directors, Named Executive Officers and Other Executive Officers
Michel Detheux, Ph.D. (6)	648,711	1.82%
Matthew Gall (7)	79,268	*
Joanne Jenkins Lager, M.D. (8)	178,949	*
David L. Hallal (9)	184,335	*
Detlev Biniszkiewicz, Ph.D. (10)	16,608	*
Aaron Davis (11)	88,851	*
Derek DiRocco (12)	16,608	*
Tim Van Hauwermeiren (13)	64,140	*
Ann D. Rhoads (14)	23,402	*
Matthew Roden	—	—
Tony Ho	—	—
Robert Iannone	—	—
All executive officers and directors as a group (15 persons) (15)	1,433,534	3.95%

*	Represents beneficial ownership of less than one %.

(1)

Information herein is based solely on a Schedule 13D filed by MPM BioVentures 2014, L.P. (“BV 2014”), MPM BioVentures 2014 (B), L.P. (“BV 2014(B)”), MPM Asset Management Investors BV2014 LLC (“AM BV2014 LLC”), MPM BioVentures 2018, L.P. (“BV 2018”), MPM BioVentures 2018 (B), L.P. (“BV 2018(B)”), MPM Asset Management Investors BV2018 LLC (“AM BV2018 LLC”), UBS Oncology Impact Fund L.P. (“UBS Oncology”), MPM BioVentures 2014 GP LLC (“BV 2014 GP”), MPM BioVentures 2014 LLC (“BV 2014 LLC”), MPM BioVentures 2018 GP LLC (“BV 2018 GP”), MPM BioVentures 2018 LLC (“BV 2018 LLC”), Oncology Impact Fund (Cayman) Management LP (“Oncology Cayman”), MPM Oncology Impact Management LP (“Oncology LP”) and MPM Oncology Impact Management GP LLC (“Oncology GP”) (collectively, the “MPM Entities”) and Ansbert Gadicke, Luke Evnin, Todd Foley and Edward Hurwitz (collectively, the “Listed Persons” and together with the MPM Entities, the “Filing Persons”) with the SEC on August 7, 2020. Consists of 2,068,870 shares held by BV 2014, 128,561 shares held by BV 2014(B), 71,210 shares held by AM BV2014 LLC, 1,306,654 shares held by BV 2018, 64,705 shares held by BV 2018(B), 25,787 shares held by AM BV 2018 LLC and 2,338,581 shares held by UBS Oncology. BV 2014 GP and BV 2014 LLC are the direct and indirect general partners of BV 2014 and BV 2014(B). BV 2014 GP and BV 2014 LLC are the direct and indirect general partners of BV 2014 and BV 2014(B). BV 2014 LLC is the manager of AM BV2014 LLC. BV 2018 GP and BV 2018 LLC are the direct and indirect general partners of BV 2018 and BV 2018(B). BV 2018 GP and BV 2018 LLC are the direct and indirect general partners of BV 2018 and BV 2018(B). BV 2018 LLC is the manager of AM BV2018 LLC. Oncology GP is the general partner of Oncology LP, the General Partner of Oncology (Cayman), the General Partner of UBS Oncology. Dr. Ansbert Gadicke is managing director of BV 2014 LLC, a managing director of BV2018 LLC and the managing director of Oncology GP. Dr. Ansbert Gadicke, Dr. Luke Evnin and Todd Foley are the members of BV2014 LLC and share voting and dispositive power over the shares held by each of MPM 2014, MPM B 2014 and MPM 2014 LLC. MPM BioVentures 2018 LLC, or BV2018 LLC, is the Managing Member of MPM BioVentures 2018 GP LLC, which is the General Partner of MPM 2018 and MPM B 2018. MPM 2018 LLC invests alongside MPM 2018 and MPM B 2018. Dr. Ansbert Gadicke, Dr. Luke Evnin, Todd Foley, and Edward Hurwitz are the members of BV2018 LLC and share voting and dispositive power over the shares held by each of MPM 2018, MPM B 2018 and MPM 2018 LLC. Each of the entities and individuals listed above expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address for each of the entities listed in this footnote is c/o MPM Capital, 450 Kendall Street, Cambridge, Massachusetts 02142.

(2)

Information herein is based solely on a Schedule 13D filed by RA Capital Management, L.P. (“RA Capital”), Peter Kolchinsky and Rajeev Shah with the SEC on August 5, 2020. Includes 3,024,303 shares held by RA Capital Healthcare Fund, L.P. (the “Fund”), 421,207 shares held in a separately managed account (the “Account”), and 971,749 shares held by RA Capital Nexus Fund, L.P. (the “Nexus Fund”). RA Capital Healthcare Fund GP, LLC is the general partner of the Fund and RA Capital Nexus Fund GP, LLC is the general partner of the Nexus Fund. The general partner of RA Capital is RA Capital Management GP, LLC, of which Dr. Kolchinsky and Mr. Shah are the controlling persons. RA Capital serves as investment adviser for the Fund, the Account, and the Nexus Fund. The address of each of RA Capital, the Fund, Dr. Kolchinsky and Mr. Shah is c/o RA Capital Management, L.P., 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.

(3)

Information herein is based solely on a Schedule 13D filed by Boxer Capital, LLC (“Boxer Capital”), Boxer Asset Management, Inc. (“Boxer Management”), MVA Investors, LLC (“MVA Investors”), Aaron I. Davis and Joe Lewis. Consists of (i) 4,345,016 shares held by Boxer Capital and 72,243 shares held by MVA Investors. Boxer Management is the managing member and majority owner of Boxer Capital and Joe Lewis is the sole indirect owner of and controls Boxer Management. MVA Investors is the independent, personal investment vehicle of certain employees of Boxer Capital. Aaron Davis, a member of our board of directors, is the Chief Executive Officer of Boxer Capital, is a member of and has voting and dispositive power over securities held by MVA Investors. The mailing address of each of Boxer Capital, MVA Investors and Aaron I. Davis is: 12860 El Camino Real, Suite 300, San Diego, CA 92130. The mailing address of each of Boxer Management and Joe Lewis is: c/o Cay House, EP Taylor Drive N7776, Lyford Cay, New Providence, Bahamas.

(4)

Information herein is based solely on a Schedule 13G filed by RTW Investments, LP with the SEC on February 4, 2021. Consists of 2,762,791 shares held by RTW Master Fund, Ltd. and one or more private funds (together the “Funds”) managed by RTW Investments, LP (the “Adviser”). The Adviser, in its capacity as the investment manager of the Funds, has the power to vote and the power to direct the disposition of all Shares held by the Funds. Roderick Wong is the Managing Partner of the Adviser. Each of the reporting persons herein disclaims beneficial ownership of the Shares reported herein except to the extent of the reporting person’s pecuniary interest therein. The mailing address for RTW Investments, LP is 40 10th Avenue, Floor 7, New York, New York, 10014.

(5)

Information herein is based solely on a Schedule 13G filed by Janus Henderson Group PLC with the SEC on February 4, 2021. Consists of 1,988,130 shares held by Janus Henderson Group plc (“Janus Henderson”). Janus Henderson has an indirect 97% ownership stake in Intech Investment Management LLC (“Intech”) and a 100% ownership stake in Janus Capital Management LLC (“JCM”), Perkins Investment Management LLC (“Perkins”), Henderson Global Investors Limited (“HGIL”) and Janus Henderson Investors Australia Institutional Funds Management Limited (“JHIAIFML”), (each an “Asset Manager” and collectively as the “Asset Managers”). Due to the above ownership structure, holdings for the Asset Managers are aggregated for purposes of this filing. Each Asset Manager is an investment adviser registered or authorized in its relevant jurisdiction and each furnishing investment advice to various fund, individual and/or institutional clients (collectively referred to herein as “Managed Portfolios”). As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, JCM may be deemed to be the beneficial owner of the shares held by such Managed Portfolios. However, JCM does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held in the Managed Portfolios and disclaims any ownership associated with such rights. The mailing address for Janus Henderson Global Life Sciences Fund is 151 Detroit Street, Denver, CO 80206.

(6)	Consists of (i) 177,937 shares held by Dr. Detheux and (ii) 470,774 shares of common stock underlying options exercisable within 60 days of April 22, 2021.
(7)	Consists of 79,268 shares of common stock underlying options exercisable within 60 days of April 22, 2021.
(8)	Consists of 178,949 shares of common stock underlying options exercisable within 60 days of April 22, 2021.
(9)	Consists of 184,335 shares of common stock underlying options exercisable within 60 days of April 22, 2021.
(10)	Consists of 16,608 shares of common stock underlying options exercisable within 60 days of April 22, 2021.
(11)	See note 3. Also includes 16,608 shares of common stock underlying options exercisable within 60 days of April 22, 2021.
(12)	Consists of 16,608 shares of common stock underlying options exercisable within 60 days of April 22, 2021.
(13)	Consists of 64,140 shares of common stock underlying options exercisable within 60 days of April 22, 2021.
(14)	Consists of 23,402 shares of common stock underlying options exercisable within 60 days of April 22, 2021.
(15)	Consists of (i) 250,180 shares of common stock and (ii) 1,183,354 shares of common stock underlying options exercisable within 60 days of April 22, 2021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our equity securities to file reports of holdings and transactions in securities of the Company with the SEC.

Based solely on a review of on Forms 3, 4 and 5 and any amendments thereto filed electronically with the Securities and Exchange Commission with respect to the most recent fiscal year and written representations from the reporting persons, we believe all Section 16(a) filing requirements were satisfied in 2020.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of iTeos’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of iTeos’s independent registered public accounting firm, (3) the performance of iTeos’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of iTeos’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of iTeos’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of iTeos for the fiscal year ended December 31, 2020. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of iTeos be included in iTeos’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ITEOS THERAPEUTICS INC.

Ann D. Rhoads, Chairperson
Derek DiRocco
Matthew Roden

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon email or oral request to sendmaterial@proxyvote.com, or 1-800-579-1639. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2022 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2021. However, if the date of the 2022 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to iTeos Therapeutics, Inc., 139 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2022 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 16, 2022 and no later than March 18, 2022. Stockholder proposals and the required notice should be addressed to iTeos Therapeutics, Inc., 139 Main Street, Cambridge, Massachusetts 02142, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

ITEOS THERAPEUTICS, INC. 139 MAIN STREET CAMBRIDGE, MA 02142

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 15, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/ITOS2021

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 15, 2021. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
D53673-P57142 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ITEOS THERAPEUTICS, INC.
The Board of Directors recommends you vote FOR the following:

1.	Election of the Class I director nominees to serve until the 2024 Annual Meeting of Stockholders
	Nominees:	For	Against	Abstain
	1a. Detlev Biniszkiewicz 1b. Derek DiRocco	☐ ☐	☐ ☐	☐ ☐

The Board of Directors recommends you vote FOR the following proposal:							For	Against	Abstain

2.

Ratification of the selection of Deloitte Bedrijfsrevisoren / Réviseurs d’Entreprises BV/SRL as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

							☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D53674-P57142

ITEOS THERAPEUTICS, INC.

Annual Meeting of Stockholders

June 16, 2021 11:00 AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Michel Detheux and David L. Hallal, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of ITEOS THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM, EDT on June 16, 2021, virtually at www.virtualshareholdermeeting.com/ITOS2021, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side